Exhibit 32.2

Certification Pursuant to 18 U.S.C.  Section 1350

(As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of DCT Industrial Trust Inc., a Maryland corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the annual period ended December 31, 2015, as filed with the Securities and Exchange Commission (the “Report”) that, to his knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 19, 2016	/s/ Matthew T. Murphy
Matthew T. Murphy
Chief Financial Officer and Treasurer